DIVIDEND PLUS+ INCOME FUND (THE “FUND”)
Institutional Class (MAIPX)
Investor Class (DIVPX)

SUPPLEMENT DATED DECEMBER 3, 2010 TO THE PROSPECTUS DATED SEPTEMBER 1, 2010, AS SUPPLEMENTED SEPTEMBER 24, 2010

Effective December 3, 2010, the Fund will no longer charge a redemption fee of 2.00% of the current net asset value of Fund shares redeemed within 90 days of purchase and the amount required to set up a systematic investment in the Fund will be reduced to $100 per occurrence.  The information below supplements the Prospectus dated December 3, 2010 and is in addition to any other supplements.

A.	The "Shareholder Fees (fees paid directly from your investment)” section in the “Fee Table” on page 1 of the Prospectus is deleted and replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	None	None

B.	The following section entitled “Systematic Investments” on page 17 of the Prospectus is deleted and replaced in its entirety with the following:

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the systematic investment plan by notifying the Fund sufficiently in advance of the next withdrawal.

The systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call (877) 414-7884 for additional information regarding the Fund’s systematic investment plan.

C.	The following paragraph under “Limitations of Frequent Purchases and Redemptions” on page 18 of the Prospectus is deleted in its entirety:

“In addition, the sale of the Fund’s shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 90 days of purchase. See “Selling Shares – Redemption Fee.”

D.	The section entitled “Redemption Fee” on pages 20 and 21 of the Prospectus is deleted in its entirety.

For more information, please contact Atlantic Fund Services, the Fund’s transfer agent, toll free at (877) 414-7884.

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PLEASE RETAIN FOR FUTURE REFERENCE.